Exhibit 99.1

Howard Weil Investor Conference April 9, 2008

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. Although Helix believes that the expectations reflected in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2007 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2007, which was filed on February 29, 2008.

Helix Strategy Financial Information Appendix Presentation Outline

Helix Strategy

Helix Defined Helix Defined World Class Global Services Contractor offering critical offshore services to the open market and our own reservoirs

Why Own Reservoirs Backlog for Services Enabling Utilization for New Assets/Services Adds Incremental Returns through production with lower F&D costs Consistent Long-Term Sustainable Growth in a Cyclical Business

Contracting Services Reservoir Technology Drilling/Completion Production Facilities Construction Well Ops 90 + Engineers Q4000 - Marco Polo TLP (50%) Pipelay - Intrepid Express - Q4000 - Seawell - Mobile SILs - Independence Hub Semi (20%) ROV - 33ROVs 5 Trenchers 2 ROV Drill Units - 6 Chartered Vessels Shelf Construction - 59% of Cal Dive As market dictates Q4000 Drilling Upgrade - Helix Producer I - Caesar 2000HPTrencher 5 ROVs Well Enhancer Current Assets Planned Additions Additions Additions

Oil & Gas - 2007 Reserve Report Amounts in BCFe 12/31/06 Reserves 2007 Production Exploration Additions Sales Revisions 12/31/07 Reserves Shelf * 406 (52) 38 (15) (4) 373 Deepwater 130 (13) 206 (14) (5) 304 Total 536 (65) 244 (27) (9) 677 * Includes Onshore and U.K. reserves Other 12/31/07 Reserve Statistics: PV - 10 Value $4,058 million PD/PUD mix % 33/67 Gas/Oil mix % 65/35 Reserve Growth YOY % 26 Reserve Replacement % 376 Finding and Development Cost* Capital Expenditures $585 million Exploration Additions 244 BCFe F & D Cost $2.40/ MCFe *2007 Exploration + Development+ Proved Property Acquisition/Exploratory Additions Value Created

Gunnison Danny / Noonan Gophere Phoenix Tiger Tornado Bass Lite Bishop Ty Webb Al Czervik Motor Mouth Legend: Producing Field Non Producing Field Discovery Prospect Sale 205 Apparent High Bids ERT Deepwater Portfolio - Main Fields/Prospects Strong Service Backlog & Potential Strong Incremental Return Additions Rev. Cleophus "Joliet" Jake Elwood

Market Conditions Strong commodity price fundamentals Continuing rise in subsea tree orders Increasing Deepwater activity Increasing number of "marginal" reservoirs Oil Prices Natural Gas Prices 2005 $44 $60 $80 $100 2006 2007 2008 2006 2007 2008 $5 $10 $15 2005

Objectives 2008 Sell down interests in Oil & Gas properties capturing value while mitigating risk, reducing intercompany profit deferral and funding capital program. Complete new services assets and deepwater developments. Outperform guidance. 2009 Reduce debt. Drill deepwater wells with partners. Harvest returns from new assets. Assess services growth opportunities.

Financial Information

Consistent Top Line Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Contracting Services 93.9 139 128 110 164 240 259 300 500 936 1183 1500 Oil & Gas 16.5 12.6 32.5 70.8 63.4 62.8 137.3 243 272 430 585 600 33% CAGR Revenues in Millions Estimate

Bottom Line 2004 2005 2006* 2007 2008 79.9 150 253 292 330 Net Income in Millions Estimate * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. 2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. *

2003 2004 2005 2006* 2007* 7 13 17 15 11 Return on Capital Invested 7 13 17 15 Percentage (see calculation at Company's website - www.HelixESG.com) * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. 2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. 11

Significant Cash Generation 2004 2005 2006 * 2007 * 2008 Contracting Services 53 159 323 355 350 Oil & Gas 186 194 342 460 590 EBITDAX in Millions (see GAAP reconciliation at www.HelixESG.com) Estimate * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. 2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items.

Houston Aberdeen Perth Houston Aberdeen Singapore Houston Dallas Aberdeen Houston New Iberia Singapore Perth London Aberdeen Kuala Lumpur Perth H E L I X E N E R G Y S O L U T I O N S We Are 'Exporting' Our Business Model Houston Rotterdam Perth

Helix Energy Solutions Helix Energy Solutions

Appendix

HELIX ENERGY SOLUTIONS

20

Structure / Resources

HELIX ENERGY SOLUTIONS

Contracting Services

Reservoir Engineering & Well Techn.

>90 Engineers

Drilling

- MSV *Q4000*

Production Facilities

- Marco Polo
- Ind. Hub
- ***Helix Producer I***
- ***Shiraz***

Construction

Cal Dive (59%)

- 4 DP DSVs
- 4 Sat DSVs
- 15 Diving Vessels
- 7 Pipelay/Pipebury Barges
- 3 Derrick Barges
- 1 MSV

Deepwater Contracting

- *Intrepid*
- *Express*
- ***Caesar***
- 35 ROVs
- *5* Trenchers
- 5 ROVs & Plencher

Well Operations

- *Q4000*
- *Seawell*
- SEA SIL
- ***Well Enhancer***

Oil & Gas

- 677 Bcfe
- >20 Deep Prospects
- >40 Shelf Prospects

Prospect Generation/ Exploration

Deepwater PUDs

Mature Properties

Note: Planned/Potential asset additions in red

Summary of 2008 - 2009 Hedging Positions a

HELIX ENERGY SOLUTIONS

22

Services - Reservoir and Well Technology

Transforming subsurface uncertainty into value

HELIX RDS
A HELIX COMPANY

Helix RDS is a world class provider of reservoir and well technology services to the upstream oil and gas industry. The combination of our business scale, service scope, track record and independence make Helix RDS a unique service partner. This capability and experience continues to transform subsurface uncertainty into significant value for our clients around the globe.

CoreTeams™ - outsourced integrated reservoir management and well technology capabilities
OnDemand™ - consultancy services
Pulse™ - online analysis of upstream data
FaultFinder™ - high definition analysis of faulting
FlowDoctor™ - flow assurance service
LogDoctor™ - formation evaluation services
ProductionMentor™ - production optimization
PromotePartner™ service offered to oil and gas companies to help maximize the value of an asset through a promote, farm out or divestment process.
SandMentor™ - sand production analyzer
WellDoctor™ is our well integrity assurance service

Casing/Riser Water Depth TD BML Hole Size 9 5/8" = 8500 ft 12000 ft 43/4" 13 3/8" = 6000 ft 14000 ft 6 / 8 1/2" 16" = 4000 ft 16000 ft 6 / 8 1/2" 13 5/8" surface BOP 13 5/8" Sub sea shut off and disconnect device Combination of proven surface BOP and slimhole D&C technology Modular packages Preserve multi-service capability Limit subsea equipment Subsea shutoff device only Niche deepwater application 2000 - 6000 ft + Normally pressured Shallow BML reservoir 12 - 16000 ft +/- Services - Drilling and Completion

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HELIX ENERGY SOLUTIONS

Q4000 Vessel and Drilling Upgrade


HELIX

Vessel Upgrade

- Installation of 2 x 900 HP bow thrusters (making total of 8 thrusters)
- Installation of two 54" OD cross braces
- Upgrade from MOU to MODU
- Installation of variable frequency drives on existing thrusters to reduce load and fuel consumption and wear
- Re-building of all existing thrusters
- Overhaul of all engines
- Regulatory dry-dock frequency to be extended from 30 months to 60 months

Project Info:

- Upgrades to coincide with regulator dry-dock in 1Q 2008
- Vessel return to Service by April 08

2008 Contracted Work

- ~45 days for ERT (Helix) in completion mode
- 60 days for Shell in well interventio mode
- 100 days for third parties in top hole drilling and well intervention mode

Drilling Upgrade

- Installation of surface mud return system and cement modules (4 deck modules and 3 below deck modules)
- Installation of 8 x 200 kips riser tensioners
- 13-5/8" Surface BOP stack with subsea shut-off device


HPU CONTROL SYSTEM
SURFACE MUD RETURN SYSTEM
RISER TENSIONERS
TELESCOPIC JOINT
UPPER STRESS JOINT
H.P. RISER
LOWER STRESS JOINT
ACOUSTIC PACKAGE

Riser and Subsea System

Marco Polo TLP (50%) Located in 4,300 ft. in Green Canyon 608 Processing capacity: 120,000 BOPD 300 MMCFD Host facility for Marco Polo K2 Unit Genghis Khan (2007) Services - Production Facilities Independence Hub (20%) Located in 8,000 ft. in Mississippi Canyon Block 920 Processing capacity of 1 BCF Host for 10 gas fields in Eastern Gulf of Mexico Commenced production in July 2007 Helix Producer (60% - hull, 100% topsides) To be located on Phoenix field in 2,000 ft. in Green Canyon Block 236 Processing capacity: 45,000 BOPD 70 MMCFD Existing New FPSO Shiraz (50%) FEED study completed; awaiting customer Processing capacity 20,000 BOPD Storage capacity 200,000 barrels

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DP FPU Helix Producer I (“HPI”)


DTS

Project Info:

- Vessel at Victor Lenac shipyard in Croatia
- Fabrication of ten topsides modules ongoing at Kiewit Offshore Services in Ingleside, Texas
- Installation of modules onto HPI and hook-up at Kiewit yard in 2H 2008 with offshore deployment on Phoenix field by end of 08

Specifications:

- DP2 Vessel
- Length of 162 meter
- Processing capacity:
  - 45,000 BOPD
  - 70 MMCFD
- Disconnectable transfer system (DTS)
- Connected to export pipelines with flexible risers
- High pressure gas compression and oil pumping


DTS
Departs with HPI
Stays with Buoy

Characteristics

- Low cost floating production unit (FPU)
- Disconnectable (less hurricane risk)
- Re-deployable as FPU worldwide (also as early production test vessel)

HELIX ENERGY SOLUTIONS

Technically diverse DP Fleet consisting of reeled pipelay vessels Express and Intrepid and S-Lay vessel Caesar (2008) Specialized Assets Target Niche Markets Global Operations Under Cal Dive International; Helix owns 59% interest in Cal Dive Sat and Surface Diving Construction and abandonment Inspection, repair and maintenance Work Class ROV Systems Trenching/Burial Expertise DP Vessels Global Operations Deepwater Construction Robotics Shelf Construction Services - Construction

MSV Caesar S-Lay Vessel Conversion Specifications: Length: 146 meter Transit Speed 13 knots Tension: 405 mT A&R Winch Pipe Range: 4" to 36" Stinger Length: 90 meter Main Crane: 300 mT Pipe Transfer Crane: 36 mT A-Frame: 450 mT Project Info: Vessel at COSCO yard in Nantong China First project in 4Q 2008 Contracted Work: ERT Danny; 8-inch PIP 34 mile flowlines in 3,800 ft. in GOM (2008) Murphy Thunder Hawk (GOM); flowlines & export pipelines with SCR's in 6,000 ft. (2008) BP Skarv Udan; 80 km 26-inch gas export pipeline in 1400 ft. offshore Norway (2009) Tensioners

Life of field services Recognized industry leader Alternative to drill rig 25% - 50% cost advantage Riser based technology Market growing rapidly with tree deployments Established position in largest world market Property sales to Independents SIL based technology Signed 4 year $250 million well intervention contract with Shell for North Sea Announced construction of new well intervention vessel UK Market Seawell Q4000 Services - Well Operations US Market SEA Market SEATRAC Emerging well intervention market Acquired SEATRAC and renamed Well Ops SEA Own VDS and SIL based technology Subcontractor for 3-year Woodside well intervention program

HELIX ENERGY SOLUTIONS

MSV Well Enhancer

30

Specifications:
- DP3 Well Intervention Vessel
- Length of 132 meter
- 7” 10,000 psi subsea intervention lubricator
- Electric line, slick line and coiled tubing capabilities
- Cement and compressor plant


160 Te. Huisman multi purpose tower
100 Te. Crane rated fro 600 m. water depth
18 man saturated dive system with hyperbaric lifeboat for operation in 300 m. water depth
2 work-class ROV's (Canyon Offshore)
Accommodation for 120 personnel
WELL ENHANCER

Project Info:
- Vessel expected to be available 1Q2009
- 140 days of work contracted in 2009/10